First Quarter 2011 Earnings Conference Call April 26, 2011 Sunoco Logistics Partners L.P. Exhibit 99.2

Forward-Looking Statements

You should review this slide presentation in conjunction with the first quarter 2011 earnings conference call for Sunoco Logistics Partners L.P., held on April 26 at 5:00 p.m. ET.  You may listen to the audio portion of the conference call on our website at www.sunocologistics.com or by dialing (USA toll-free)
888-889-4955.  International callers should dial 312-470-0130.  Please enter Conference ID “Sunoco
Logistics.”  Audio replays of the conference call will be available for two weeks after the conference call beginning approximately two hours following the completion of the call.  To access the replay, dial 866-400-
9639.  International callers should dial 203-369-0544.
During the call, those statements we make that are not historical facts are forward-looking statements.
These forward-looking statements are not guarantees of future performance. Although we believe the assumptions underlying these statements are reasonable, investors are cautioned that such forward-looking statements involve risks and uncertainties that may affect our business and cause actual results to differ materially from those discussed during the conference call. Such risks and uncertainties include economic, business, competitive and/or regulatory factors affecting our business, as well as uncertainties related to the
outcomes of pending or future litigation.   Sunoco Logistics Partners L.P. has included in its Annual Report on Form 10-K for the year ended December 31, 2010, and in its subsequent Form 8-K filings, cautionary language identifying important factors (though not necessarily all such factors) that could cause future outcomes to differ materially from those set forth in the forward-looking statements.  For more information about these factors, see our SEC filings, available on our website at www.sunocologistics.com.  We expressly disclaim any obligation to update or alter these forward-looking statements, whether as a result of new information, future events or otherwise.
This presentation includes certain non-GAAP financial measures intended to supplement, not substitute for, comparable GAAP measures. Reconciliations of non-GAAP financial measures to GAAP financial measures are provided in the slides at the end of the presentation.  You should consider carefully the comparable GAAP measures and the reconciliations to those measures provided in this presentation.

Q1 2011 Assessment
Distributable cash flow of $63 million, a $9 million
increase from 1Q10
Increased distribution for 24
th
consecutive quarter
Benefits of 2010 acquisitions:
• Mid-Valley & West Texas Gulf
• Butane Blending
Challenging refined products pipeline quarter

Legend
Permian Basin
Crude Pipeline
Joint Ventures
Mesa (37.0%)
Mid Valley (91.0%)
West Texas Gulf (60.3%)
Oklahoma
Arkansas
Louisiana
Texas
Nederland

Crude Expansion – Organic Growth
West Texas Gulf Pipeline Expansion:
• Minimum 100 MBPD increase
• Existing crude pipeline
• Multiple market destinations possible
• Fee-based income
• 3Q12 target start-up
Nederland Terminal Expansion:
• 2 new tanks on-line in 1Q11
• 2 tanks under construction
4Q11/1Q12 target start-up
Capacity will be 22MMB
• Fee-based income

Michigan
Wisconsin
Michigan
Iowa
Illinois
Indiana
Ohio
New York
Pennsylvania
New Jersey
Maryland
Delaware
West Virginia
Virginia
North Carolina
Legend
Marcellus Shale
Terminal
Refinery
Refined Product Pipelines (100%)
Joint Ventures
Explorer (9.4%)
West Shore (17.1%)
Wolverine (31.5%)
Big Sandy
Longview
Waskom
Arcadia
Center
Texas
Louisiana
Hearne
Nederland
Hebert
Bay City
MagTex System

Refined Products/NGL: Growth & Optimization
Marcellus Shale Ethane Solutions:
• Mariner West—3Q12 target
Sarnia, Canada market
• Mariner East—mid-2013 target
Gulf Coast & International markets
• SXL utilizing existing pipeline
• No commodity risk / fee-based model
Big Sandy Terminal:
• Convert crude pipeline to products
• Product distribution to Longview
• Enhances MagTex system
• Fee-based income
• Mid-2011 target start-up

Crude Oil Contango Backwardation Contango 6 WTINYMEX Month 2 vs. Month 1 -1 0 1 2 3 4 5 Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec 2010 2011

Q1 2011 Financial Highlights
($ in millions, unaudited)

Three Months Ended
March 31,
2011 2010
Sales and other operating revenue 2,258 $       1,680 $
Other income 2                  8
Total revenues 2,260          1,688
Cost of products sold and operating expenses 2,145          1,594
Depreciation and amortization expense 18                15
Selling, general and administrative expenses 22                21
Total costs and expenses 2,185          1,630
Operating income
75                58
Interest cost and debt expense 21                16
Capitalized interest (1)                 (1)
Income before provision for income taxes
55                43
Provision for income taxes 5                  -
Net Income
50 $            43 $
Net income attributable to noncontrolling
interests 2                  -
Net Income attributable to Sunoco Logistics
Partners L.P.
48 $            43 $

Q1 2011 Financial Highlights

(amounts in millions, except unit and per unit amounts, unaudited)
Three Months Ended
March 31,
2011 2010
Calculation of Limited Partners' interest:
Net Income attributable to Sunoco Logistics
Partners L.P. 48 $           43 $
Less: General Partner's interest (12)            (10)
Limited Partners' interest in Net Income 36 $           33 $
Net Income per Limited Partner unit:
Basic 1.09 $       1.06 $
Diluted 1.08 $       1.06 $
Weighted Average Limited Partners' units
outstanding (in millions):
Basic 33.1           31.0
Diluted 33.3           31.2

Refined Products Pipeline System
($ in millions, unaudited)

Three Months Ended
March 31,
2011 2010
Financial Highlights
Sales and other operating revenue 27 $           30 $
Other income 2                  2
Total revenues 29               32
Operating expenses 13               13
Depreciation and amortization expense 4                  4
Selling, general and administrative expenses 7                  7
Operating income 5 $              8 $

Terminal Facilities
($ in millions, unaudited)

Three Months Ended
March 31,
2011 2010
Financial Highlights
Sales and other operating revenue 87 $           55 $
Cost of products sold and operating expenses 43               20
Depreciation and amortization expense 8                  6
Selling, general and administrative expenses 7                  7
Operating income 29 $           22 $

Crude Oil Pipeline System

($ in millions, unaudited)
Three Months Ended
March 31,
2011 2010
Financial Highlights
Sales and other operating revenue 2,144 $      1,595 $
Other income -             6
Total revenues 2,144         1,601
Cost of products sold and operating expenses 2,089         1,561
Depreciation and amortization expense 6                  5
Selling, general and administrative expenses 8                  7
Operating income 41 $           28 $

Q1 2011 Operating Highlights

Three Months Ended
March 31,
2011 2010
Operating highlights (unaudited)
Refined Products Pipeline System:
Refined products pipeline throughput (thousands of bpd)
(1)
410                456
Revenue per barrel of pipeline throughput (cents) 71.8               70.9
Terminal Facilities:
Refined products terminals throughput (thousands of bpd) 478                459
Nederland terminal throughput (thousands of bpd) 696                726
Refinery terminals throughput (thousands of bpd) 389                498
Crude Oil Pipeline System:
Crude oil pipeline throughput (thousands of bpd)
(2)
1,493            837
Crude oil purchases at wellhead (thousands of bpd) 189                184
Gross margin per barrel of pipeline throughput (cents)
(2)(3)
35.9               40.1
Average crude oil price (per barrel) 94.25 $         78.79 $
(1)
Excludes amounts attributable to equity ownership interests which are not consolidated.
(2)
(3)
Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by pipeline throughput.
In July 2010, the Partnership acquired additional interests in the Mid-Valley and West Texas Gulf crude oil pipelines, which previously had been recorded as equity investments.  The Partnership obtained a controlling financial interest as a result of these acquisitions and began accounting for these entities as consolidated subsidiaries from their respective acquisition dates.  Volumes for the three months ended March 31, 2011 of 656 thousand bpd, and the related gross margin, have been included in the crude oil pipeline throughput and gross margin per barrel of throughput.  The amounts presented for the three month period ended March 31, 2010 exclude amounts attributable to these systems.

Q1 2011 Financial Highlights

($ in millions, unaudited)
Three Months Ended
March 31,
2011 2010
Capital Expenditure Data:
Maintenance capital expenditures 3 $                 4 $
Expansion capital expenditures 25                  23
Total 28 $               27 $
March 31, December 31,
2011 2010
Balance Sheet Data (at period end):
Cash and cash equivalents 2 $                 2 $
Total debt
(1)
1,280 $          1,229 $
Equity
Sunoco Logistics Partners L.P. Equity 963 $            965 $
Noncontrolling interests 78                  77
Total Equity 1,041 $          1,042 $
(1)
Total debt at March 31, 2011 and December 31, 2010 includes the $100 million promissory note to
Sunoco, Inc.

Non-GAAP Financial Measures
($ in millions, unaudited)

Non-GAAP Financial Measures
(1) Management of the Partnership believes EBITDA and distributable cash flow information enhances an investor's understanding of a business’ ability to generate cash for payment of distributions and other purposes.  EBITDA and distributable cash flow do not represent and should not be considered an alternative to net income or cash flows from operating activities as determined under United States generally accepted accounting principles (GAAP) and may not be comparable to other similarly titled measures of other businesses.  Reconciliations of these measures to the comparable GAAP measure are provided in the tables accompanying this release.
2011 2010
Add: Interest expense, net 20                 15
Add: Depreciation and amortization expense 18                 15
Add: Provision for income taxes 5                   -
EBITDA
(1)
91                 73
Less: Interest expense, net (20)                (15)
Less: Maintenance capital expenditures (3)                  (4)
Less: Provision for income taxes (5)                  -
Distributable cash flow
(1)
63 $               54 $
Three Months Ended
March 31,
43 $               48 $
Net Income attributable to Sunoco Logistics
Partners L.P.

Historical Operating Highlights

2007 2008 2011
Total Total 1st 2nd 3rd 4th 1st 2nd 3rd 4th 1st
Operating highlights (unaudited)
Refined Products Pipeline System:
Refined product pipeline throughput (thousands of bpd)
(1)
491          510          583          568          578          576          456          519          452          442          410
Revenue per barrel of pipeline throughput (cents)
54.8         55.4         59.9         60.4         60.2         62.4         70.9         66.5         71.4         71.7         71.8
Terminal Facilities:
Refined products terminals throughput (thousands of bpd)
434          436          460          464          465          466          459          487          505          502          478
Nederland terminal throughput (thousands of bpd)
507          526          653          646          560          531          726          684          780          724          696
Refinery terminals throughput (thousands of bpd)
696          653          583          600          609          573          498          471          459          434          389
Crude Oil Pipeline System:
Crude oil pipeline throughput (thousands of bpd)
(1)(2)
674          683          664          670          611          687          837          906          1,387       1,592       1,493
Crude oil purchases at wellhead (thousands of bpd)
178          178          191          181          177          177          184          191          188          192          189
Gross margin per barrel of pipeline throughput (cents)
(3)
31.9         63.0         103.9       80.4         46.4         60.4         40.1         35.7         43.8         39.9         35.9
Average crude oil price (per barrel)
72.40 $    99.65 $    43.21 $    59.61 $    68.29 $    76.17 $    78.79 $    77.99 $    76.21 $    85.18 $    94.25 $
(1)
Excludes amounts attributable to equity ownership interests which are not consolidated.
(2)
(3)   Represents total segment sales and other operating revenue minus cost of products sold and operating expenses and depreciation and amortization divided by crude oil pipeline throughput.
Gross margin and throughput volumes for Mid-Valley Pipeline Company and West Texas Gulf Pipe Line Company have been included from the acquisition date.
In July 2010, the Partnership acquired additional interests in the Mid-Valley and West Texas Gulf crude oil pipelines, which previously had been recorded as equity investments.  The
Partnership obtained a controlling financial interest as a result of these acquisitions and began accounting for these entities as consolidated subsidiaries from their respective acquisition dates.
Volumes for the three months ended March 31, 2011 of 656 thousand bpd, and the related gross margin, have been included in the crude oil pipeline throughput and gross margin per barrel of throughput.  The amounts presented for the periods prior to the third quarter 2010 exclude amounts attributable to these systems.
2009 2010